UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 23, 2010

The South Financial Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

0-15083	57-0824914
(Commission File Number)	(IRS Employer Identification No.)

102 South Main Street Greenville, South Carolina	29601
(Address of Principal Executive Offices)	(Zip Code)

(864) 255-7900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

            On August 23, 2010, The South Financial Group, Inc. (“TSFG”) received a letter (the “Letter”) from The Nasdaq Stock Market LLC (“NASDAQ”) stating that TSFG had failed to comply with Nasdaq Listing Rules 5635(b), 5635(d) and 5640 and had taken action that raises public interest concerns under Listing Rule 5100.  The Letter states that TSFG’s common stock will be delisted from NASDAQ on September 1, 2010 unless TSFG requests a hearing before the NASDAQ Listing Qualifications Hearing Panel (the “Panel”) prior to August 30, 2010.  In response to the Letter, TSFG intends to request an oral hearing before the Panel to appeal the NASDAQ staff’s delisting determination.  Meanwhile, TSFG’s common stock will continue to trade on the NASDAQ Capital Market until a written decision is rendered by the Panel. In addition, as previously disclosed, on December 4, 2009, TSFG received a notice letter from NASDAQ regarding its non-compliance with Listing Rule 5450(a)(1) with respect to the minimum bid price requirement of $1.00 per share.  In connection with the transfer of its listing from the NASDAQ Global Market to the NASDAQ Capital Market effective June 7, 2010, TSFG has been granted until November 29, 2010 to demonstrate compliance with the $1.00 bid price requirement.

            To the extent required by Item 3.01 of Form 8-K, the information contained or incorporated in Item 8.01 of this Form 8-K is incorporated by reference in this Item 3.01.

Item 8.01.  Other Events.

On May 16, 2010, TSFG entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which The Toronto-Dominion Bank (“TD”) would acquire TSFG by merging a wholly-owned subsidiary of TD with and into TSFG (the “Merger”).  In connection with entering into the Merger Agreement, TSFG and TD also entered into a Share Purchase Agreement, dated as of May 16, 2010 (the “Share Purchase Agreement”).  On August 23, 2010, pursuant to the terms of the Share Purchase Agreement, TSFG issued 100 shares of Preferred Stock, Series M, with no par value and a liquidation preference of $710.00 per share (the “Preferred Stock”) to TD in a transaction that was exempt from registration under the Securities Act of 1933, as amended.  The Preferred Stock represents 39.9% of the aggregate voting power exercisable by TSFG’s common shareholders and TD as holder of the Preferred Stock.  Pursuant to the terms of the Preferred Stock, if the Merger Agreement is terminated, TD will have the option to convert the Preferred Stock into 10 shares of TSFG Common Stock.  As consideration for the issuance of the Preferred Stock, TD issued 1,000 shares of its common stock to TSFG.  The following documents are being filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01: (i) the Share Purchase Agreement, (ii) the Articles of Amendment of TSFG dated May 19, 2010; and (iii) the form of certificate for the Preferred Stock.

FORWARD-LOOKING STATEMENTS

            This Current Report on Form 8-K contains forward-looking statements about TSFG and the proposed transaction between the TSFG and TD. There are several factors – many beyond TSFG’s control – that could cause actual results to differ significantly from expectations described in the forward-looking statements. Among these factors are the receipt of necessary regulatory approvals and the approval of TSFG’s shareholders. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update them to reflect changes that occur after that date.  For a discussion of factors that may cause actual results to differ from expectations, refer to TSFG’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and Annual Report on Form 10-K for the year ended December 31, 2009, including information incorporated into TSFG’s Form 10-K from its 2009 annual report, filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

MORE INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

            The proposed merger will be submitted to TSFG shareholders for their consideration. TD has filed with the SEC a registration statement on Form F-4 that includes a proxy statement of TSFG that also constitutes a prospectus of TD. TSFG will mail the proxy statement-prospectus to its shareholders. You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain free copies of these documents by contacting TSFG, as follows:  Investor Relations, Attn: Brian Wildrick, 104 South Main Street, Poinsett Plaza - 6th Floor, Greenville, SC 29601.

            TSFG shareholders and other investors are urged to read the final proxy statement-prospectus when it becomes available because it will describe the proposed merger and contain other important information.

            The South Financial Group, Inc., The Toronto-Dominion Bank, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about TSFG’s directors and executive officers and their ownership of TSFG common stock is contained in the definitive proxy statement for TSFG’s 2010 annual meeting of shareholders, as filed by TSFG with the SEC on Schedule 14A on April 7, 2010.  Information regarding TD’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2009, which was filed with the SEC on December 3, 2009 and its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the SEC on February 25, 2010. The proxy statement-prospectus for the proposed merger will provide more information about participants in the solicitation of proxies from TSFG shareholders.

Item 9.01.  Financial Statements and Exhibits.

                (d)           Exhibits.

Exhibit No.	Description
2.1	Share Purchase Agreement (Incorporated by reference to Exhibit 2.2 to TSFG’s Current Report on Form 8-K dated May 16, 2010).
3.1	Articles of Amendment, dated May 20, 2010, relating to TSFG’s Preferred Stock (Incorporated by reference to Exhibit 3.1 to TSFG’s Current Report on Form 8-K dated May 16, 2010).
4.1	Form of Certificate for the Preferred Stock (Incorporated by reference to Exhibit 4.1 to TSFG’s Current Report on Form 8-K dated May 16, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

Date: August 24, 2010	By:	/s/ William P. Crawford, Jr.
	Name:	William P. Crawford, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Share Purchase Agreement (Incorporated by reference to Exhibit 2.2 to TSFG’s Current Report on Form 8-K dated May 16, 2010).
3.1	Articles of Amendment, dated May 20, 2010, relating to TSFG’s Preferred Stock (Incorporated by reference to Exhibit 3.1 to TSFG’s Current Report on Form 8-K dated May 16, 2010).
4.1	Form of Certificate for the Preferred Stock (Incorporated by reference to Exhibit 4.1 to TSFG’s Current Report on Form 8-K dated May 16, 2010).